UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

5C Lending Partners Corp.

(Exact name of registrant as specified in its charter)

Maryland	000-56665	93-4039151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

330 Madison Avenue, 20th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 516-3171

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sale of Equity Securities.

Common Stock Issuance

On September 26, 2024, 5C Lending Partners Corp. (the “Company”) issued 80,000 shares of common stock, par value $0.001 per share (the “Common Stock”) to an affiliate of 5C Lending Partners Advisor LLC, the Company’s investment adviser, for an aggregate offering price of $2,000,000. The sale of Common Stock was made pursuant to a subscription agreement entered into by the Company and the purchaser thereof. Under the terms of the subscription agreements, stockholders are required to fund drawdowns to purchase shares of Common Stock up to the amount of their respective capital commitments on an as-needed basis.

The offer and sale of the Common Stock was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D promulgated thereunder.

Preferred Stock Issuance

On September 26, 2024, the Company issued and sold 515 shares of its 12.0% Series A Cumulative Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), for $3,000 per share to a group of individual investors who are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act pursuant to that certain Subscription Agreement, by and between the Company and each investor named therein (the “Preferred Stock Subscription Agreement”).  Each individual investor in the Series A Preferred Stock offering purchased one share of Series A Preferred Stock. The offer and sale of the Series A Preferred Stock were conducted in reliance on the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Series A Preferred Stock is not convertible into any other class or series of shares.

The terms of the Series A Preferred Stock is governed by the Articles Supplementary to the charter of the Company reclassifying and designating 515 shares of authorized but unissued shares of preferred stock of the Company, par value $0.001 per share (the “Preferred Stock”), as shares of Series A Preferred Stock (the “Articles Supplementary”). Each holder of Series A Preferred Stock will be entitled to a liquidation preference of $3,000 per share (the “Liquidation Value”), plus all accrued and unpaid dividends thereon through and including the date of payment, plus, if applicable, the redemption premium described below. With respect to dividend and redemption rights and rights upon liquidation, dissolution or winding up of the Company, the Series A Preferred Stock will be senior to all other classes and series of Common Stock and will rank on parity with any other class or series of Preferred Stock, whether such class or series is now existing or is created in the future. Holders of the Series A Preferred Stock will not, however, participate in any appreciation in the value of the Company. The consent of the holders of a majority of the outstanding Preferred Stock, including the Series A Preferred Stock, voting as a separate class, is required to authorize or issue any class or series of Preferred Stock ranking on parity with the Series A Preferred Stock.

Dividends on each share of Series A Preferred Stock will accrue on a daily basis at the rate of 12.0% per annum of the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon, from and including September 16, 2024, to and including the earlier of (1) the date of any liquidation, dissolution, or winding up of the Company or (2) the date on which such Series A Preferred Stock is redeemed. Dividends will accrue whether or not they have been authorized or declared, whether or not the provisions of the Articles Supplementary prevent the current payment of dividends, whether or not the Company has earnings, and whether or not there are funds legally available for the payment of dividends. Except as otherwise provided in the Articles Supplementary, such dividends will be cumulative such that all accrued and unpaid dividends will be fully paid or declared with funds irrevocably set apart for payment for all past dividend periods before any dividend, distribution or payment may be made to holders of outstanding Common Stock. If at any time the Company pays less than the total amount of dividends then accrued with respect to the Preferred Stock, including the Series A Preferred Stock, all dividends declared upon the Preferred Stock, including the Series A Preferred Stock, will be declared and paid pro rata based on the number of Preferred Stock, including Series A Preferred Stock, then outstanding. Dividends on the Series A

Preferred Stock will be payable semi-annually in arrears on or before June 30 and December 31 of each year. Accrued but unpaid dividends on the Series A Preferred Stock will accumulate as of the dividend payment date on which they first become payable. The first dividend on the Series A Preferred Stock will be for less than a full half year. This dividend and other dividends payable on the Series A Preferred Stock for any other partial period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company will pay dividends to holders of record as they appear in the Company’s stock records at the close of business on the applicable dividend record date, which the Company anticipated being June 15 and December 15 of each year.

Each holder of Series A Preferred Stock or other series of Preferred Stock (if any such series is created in the future) shall be entitled to one vote for each share of Preferred Stock held by such holder on each matter submitted to a vote of stockholders of the Company, and the holders of the outstanding Common Stock, Series A Preferred Stock and all other series of Preferred Stock will vote together as a single class; provided, however, that the holders of outstanding Series A Preferred Stock together with the holders of all other series of Preferred Stock outstanding, if any, will be entitled, voting as a separate class, to elect two directors of the Company at all times (the “Preferred Directors”). The Company’s board of directors (the “Board”) has designated Seth Lawry and Robert Gheewalla as the Preferred Directors. In addition, the holders of the outstanding shares of Series A Preferred Stock together with the holders of all other series of Preferred Stock outstanding, if any, will be entitled, voting as a separate class, to elect a majority of the Board (i) if, at the close of business on any dividend payment date, dividends (whether or not declared) on outstanding Preferred Stock, including Series A Preferred Stock, are unpaid in an amount equal to at least two full years’ dividends on the Preferred Stock, including Series A Preferred Stock, or (ii) if at any time holders of Preferred Stock, including Series A Preferred Stock, are otherwise entitled under the Investment Company Act of 1940, as amended (the “1940 Act”), to elect a majority of the Board.

Notwithstanding the foregoing, the consent of the holders of a majority of the outstanding Series A Preferred Stock, voting as a separate class, shall be required for (a) authorization or issuance of any equity security of the Company senior to or on parity with the Series A Preferred Stock, (b) any reclassification of the Series A Preferred Stock or (c) any amendment to the Company’s charter which has a material adverse effect on the rights and preferences of the Series A Preferred Stock or which increases the number of authorized shares of Series A Preferred Stock to a number greater than 515. In addition, the affirmative vote of the holders of at least a “majority of the outstanding shares of Preferred Stock,” including Series A Preferred Stock, voting as a separate class, shall be required (d) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares of Series A Preferred Stock, or (e) to the extent required under the 1940 Act, to approve any action requiring a vote of security holders as in Section 13(a) of the 1940 Act. For purposes of clauses (d) and (e) above, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares of Series A Preferred Stock present at a meeting, if the holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares of Series A Preferred Stock, whichever is less.

 The outstanding Series A Preferred Stock will be subject to redemption at any time by notice of such redemption on a date selected by the Company for such redemption (the “Redemption Date”). If the Company elects to cause the redemption of the Series A Preferred Stock, each Series A Preferred Stock will be redeemed for a price, payable in cash on the Redemption Date, equal to 100% of such share’s Liquidation Value, plus all accrued and unpaid dividends to and including the Redemption Date, plus a redemption premium per share as follows: (1) until the date that is two years from the date of original issuance, $300; and (2) thereafter, no redemption premium. From and after the close of business on the Redemption Date, all dividends on the outstanding Series A Preferred Stock will cease to accrue, such shares will no longer be deemed to be outstanding, and all rights of the holders of such shares (except the right to receive the redemption price plus all accrued and unpaid dividends, if any, for such shares from the Company) will cease.

In the event of any dissolution, liquidation, or winding up of the Company, the holders of shares of Series A Preferred Stock will be entitled to receive pro rata in cash out of the assets of the Company legally available therefor, before any distribution of the assets may be made to the holders of Common Stock, an amount equal to the Liquidation Value, plus all accrued and unpaid dividends thereon through and including the date of payment, plus, if applicable, the redemption premium described above. Upon payment of such amount, the holders of shares of Series A Preferred Stock will have no other rights or claims to any of the remaining assets of the Company either upon distribution of such assets or upon dissolution, liquidation, or winding up. A consolidation or merger of the Company with one or more entities, a sale or transfer of all or substantially all of the Company’s assets, or a statutory share exchange shall not be deemed a dissolution, liquidation, or winding up of the Company.

The Series A Preferred Stock has not been, and will not be, registered (or qualified) under the Securities Act in reliance on the exemption provided by Section 4(a)(2) thereof and Rule 506 promulgated thereunder. Therefore, these securities are “restricted securities” for purposes of the Securities Act. Accordingly, Series A Preferred Stock may not be offered, sold, transferred or delivered, directly or indirectly, unless (i) such shares are registered under the Securities Act and any other applicable state securities laws, or (ii) an exemption from registration under the Securities Act and any other applicable state securities laws is available. No transfer of Series A Preferred Stock may be made without (a) registration of the transfer on the Company’s books and (b) the prior written consent of the Company, which may be given or withheld in the Company’s sole discretion for any or no reason except in the event of a request to transfer Series A Preferred Stock necessitated by the death or divorce of a holder of Series A Preferred Stock, in which case, the Company’s consent will not be required provided that certain certifications are provided to the Company in advance of such transfer, including, without limitation, that such transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or the transfer of such Series A Preferred Stock. The holders of Series A Preferred Stock have no rights to require registration of Series A Preferred Stock under the Securities Act or other applicable securities laws and registration is not presently contemplated.

Unless full cumulative dividends on all outstanding Preferred Stock, including the Series A Preferred Stock, have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods, the Company shall not: (i) declare any dividend or other distribution (other than a dividend or distribution paid in Common Stock) in respect of our Common Stock, (ii) purchase or otherwise acquire for consideration any Common Stock or (iii) pay any proceeds of the liquidation of the Company in respect of the Common Stock, provided, further, that the “asset coverage” (as defined under the 1940 Act) on the Preferred Stock, including Series A Preferred Stock, must be at least 150% (or such other amount as provided under the 1940 Act), giving effect to any exemptive relief granted to the Company by the Securities and Exchange Commission, after deducting the amount of such dividend, distribution or purchase price.

Pursuant to the Preferred Stock Subscription Agreement, each investor granted to C. Scott Harrison a proxy to attend all meetings of stockholders of the Company and to vote any and all shares of Series A Preferred Stock held by such investor. This proxy is irrevocable and effective so long as the investor has an ownership interest in the Company and will terminate upon execution of an instrument of termination executed by the investor.

The foregoing description of the Preferred Stock Subscription Agreement, Series A Preferred Stock and the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement attached hereto as Exhibit 99.1 and the Articles Supplementary attached hereto as Exhibit 3.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuance and sale of the Series A Preferred Stock, on September 26, 2024 the Company filed the Articles Supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Articles Supplementary became effective upon filing with the SDAT.

The information set forth above under “Preferred Stock Issuance” in Item 3.02 of this Current Report on Form 8-K is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit	Description
3.1	Articles Supplementary to the Charter of 5C Lending Partners Corp.
99.1	Form of Preferred Stock Subscription Agreement for Series A Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2024	5C Lending Partners Corp.

	By:	/s/ Michael Koester
Name: Michael Koester
Title: Co-President

	By:	/s/ Thomas Connolly
Name: Thomas Connolly
Title: Co-President